EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report of Aroga Holding Corp., (the "Company") on Form 10-Q for the quarter ended September 30, 2016 as filed with the Securities and Exchange Commission (the "Report") Grove Bennett, the Principal Executive Officer of the Company and Rakesh Malhotra, the Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date: November 14, 2016	By:	/s/ Grove Bennett
Grove Bennett
Principal Executive Officer

Date: November 14, 2016	By:	/s/ Rakesh Malhotra
Rakesh Malhotra
Principal Financial Officer